SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 6, 2003

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13533	74-2830661
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

8140 Ward Parkway Suite 300 Kansas City, Missouri		64114
(Address of Principal Executive Offices)		(Zip Code)

(816) 237-7000

(Registrant’s Telephone Number,

Including Area Code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events

On November 6, 2003, NovaStar Financial, Inc. (the “Company”), JMP Securities LLC and Flagstone Securities, LLC (the “Underwriters”), entered into an Underwriting Agreement (the “Underwriting Agreement”), pursuant to which the Company agreed to issue and sell to the Underwriters an aggregate of 610,000 shares of its common stock, par value $0.01 per share (the “Common Stock”) in accordance with the terms and conditions set forth in the Underwriting Agreement (the “Common Stock Offering”). In addition, the Company granted to the Underwriters an over-allotment option to purchase up to an additional 91,500 shares (or up to 183,000 shares in the event the option closes after the Stock Split Record Date, as defined in the Underwriting Agreement) of Common Stock. The Common Stock Offering has been registered with the Securities and Exchange Commission in a universal shelf registration statement on Form S-3, Registration Statement No. 333-74538, which was declared effective December 20, 2001. The Underwriting Agreement is annexed hereto as Exhibit 99.1.a. The Opinion as to legal matters in connection with the Common Stock Offering is annexed hereto as Exhibit 99.1.b. The Opinion as to federal income tax matters in connection with the Common Stock Offering is annexed hereto as Exhibit 99.1.c. The Underwriting Agreement dated May 7, 2003, by and among NovaStar Financial, Inc., JMP Securities LLC and Flagstone Securities, LLC (the “May Underwriting Agreement”), and the Opinion of Tobin & Tobin, dated May 13, 2003, as to legal matters, and the Opinion of Falk, Shaff & Ziebell, LLP, dated May 13, 2003, as to federal income tax matters, in connection with the May Underwriting Agreement, are annexed hereto as Exhibit 99.2.

Item 7(c).	Exhibits

	99.1.a	Underwriting Agreement dated November 6, 2003, by and among NovaStar Financial, Inc., JMP Securities LLC and Flagstone Securities, LLC.

	99.1.b	Opinion of Tobin & Tobin, dated November 13, 2003, as to legal matters in connection with the Common Stock Offering.

	99.1.c	Opinion of Falk, Shaff & Ziebell, LLP, dated November 13, 2003, as to federal income tax matters in connection with the Common Stock Offering.

	99.2	Underwriting Agreement dated May 7, 2003, by and among NovaStar Financial, Inc., JMP Securities LLC and Flagstone Securities, LLC (the “May Underwriting Agreement”), with the Opinion of Tobin & Tobin, dated May 13, 2003, as to legal matters, and the Opinion of Falk, Shaff & Ziebell, LLP, dated May 13, 2003, as to federal income tax matters, as required pursuant to the May Underwriting Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 13, 2003

NOVASTAR FINANCIAL, INC.

By:	/s/ RODNEY E. SCHWATKEN

Rodney E. Schwatken Vice President, Treasurer and Controller

Exhibit Number

99.1.a	Underwriting Agreement dated November 6, 2003, by and among NovaStar Financial, Inc., JMP Securities LLC and Flagstone Securities, LLC.

99.1.b	Opinion of Tobin & Tobin, dated November 13, 2003, as to legal matters in connection with the Common Stock Offering

99.1.c	Opinion of Falk, Shaff & Ziebell, LLP, dated November 13, 2003, as to federal income tax matters in connection with the Common Stock Offering

99.2	Underwriting Agreement dated May 7, 2003, by and among NovaStar Financial, Inc., JMP Securities LLC and Flagstone Securities, LLC (the “May Underwriting Agreement”), with the Opinion of Tobin & Tobin, dated May 13, 2003, as to legal matters, and the Opinion of Falk, Shaff & Ziebell, LLP, dated May 13, 2003, as to federal income tax matters, as required pursuant to the May Underwriting Agreement.